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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 30, 2002
                                                         ----------------



                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    0-19651                13-3445668
         --------                    -------                ----------
       (State or Other           (Commission File        (I.R.S. Employer
       Jurisdiction of                Number)           Identification No.)
       Incorporation)





         5110 Campus Drive
        Plymouth Meeting, PA                                     19462
-----------------------------------------                  ------------------
(Address of Principal Executive Offices)                       (Zip Code)





       Registrant's telephone number, including area code: (610) 941-4020
                                                          ----------------



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


ITEM 5. OTHER EVENTS.

The registrant hereby incorporates by reference the press release dated October 30, 2002 attached hereto as Exhibit 99.1 ("Genaera Announces Approved Transfer to NASDAQ SmallCap Market").


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits


         Exhibit
         Number            Description
         ------            -----------

          99.1 Press Release - Genaera Announces Approved Transfer to NASDAQ SmallCap Market.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENAERA CORPORATION
                                         (Registrant)


                                      By: /s/  Christopher P. Schnittker
                                      ----------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer


Dated:  October 30, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

          99.1 Press Release - Genaera Announces Approved Transfer to NASDAQ SmallCap Market.

                                                                   EXHIBIT 99.1

[GENAERA LOGO]


                                                          FOR IMMEDIATE RELEASE
CONTACT:

GENAERA CORPORATION               THE TROUT GROUP/BMC COMMUNICATIONS
Jennifer Bilotti                  Jonathan Fassberg ext. 16 (investor inquiries)
(610) 941-4020                    Brad Miles ext. 17 (media inquiries)
www.genaera.com                   (212) 477-9007
---------------

          GENAERA ANNOUNCES APPROVED TRANSFER TO NASDAQ SMALLCAP MARKET

PLYMOUTH MEETING, PA -- OCTOBER 30, 2002 -- Genaera Corporation (NASDAQ: GENR) today announced that its request to transfer from the Nasdaq National Market to the Nasdaq SmallCap Market has been approved, effective Thursday, October 31, 2002. The Company's securities will continue trading under its current symbol:
"GENR."

Transferring to the Nasdaq SmallCap Market provides the Company with a grace period until March 24, 2003 to regain compliance with the Nasdaq Stock Market's $1.00 minimum bid price requirement. In the event the Company does not meet the minimum bid price requirement by March 24, 2003, Nasdaq can grant the Company an additional 180-day grace period to regain compliance if it meets the "core" initial listing standards for the Nasdaq SmallCap Market as of that date, principally, a $5 million stockholder's equity requirement. If a company that has transitioned to the Nasdaq SmallCap Market so desires, generally it can transition back to the Nasdaq National Market by meeting the $1.00 minimum bid price requirement for 30 consecutive trading days during the grace periods and complying with the other applicable National Market standards.

Genaera Corporation is a biopharmaceutical company committed to developing medicines for serious diseases from genomics and natural products. Research and development efforts are focused on anti-angiogenesis, and respiratory diseases. Genaera has three products in development addressing substantial unmet medical needs in major pharmaceutical markets. These include squalamine, an anti-angiogenesis treatment for cancer and eye disease; interleukin-9 antibody, a respiratory treatment based on the discovery of a genetic cause of asthma; and LOMUCIN(TM), a mucoregulator to treat the overproduction of mucus and secretions involved in many forms of chronic lung disease.

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management's current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding the preliminary results and future clinical development plans and prospects for squalamine (for macular degeneration and in other indications), and other product development programs. You may identify some of these forward looking-statements by the use of words in the statements such as "anticipate," "develop," "continuing," and "progress," or other words of similar meaning. Genaera's actual results and performance could differ materially from those currently anticipated and expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to, Genaera's history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera's product candidates, including squalamine and LOMUCIN(TM), may not be successful; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; Genaera's reliance on its collaborators, including MedImmune, in connection with the development and commercialization of Genaera's product candidates; market acceptance of Genaera's products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology industry; and the other risks and uncertainties discussed in this announcement and in Genaera's filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.